Exhibit 99.1

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The unaudited pro forma combined financial statements of Digital Generation, Inc. (“DG”) consist of the unaudited pro forma combined balance sheet as of September 30, 2013, and the unaudited pro forma combined statements of operations for the nine months ended September 30, 2013, and the years ended December 31, 2012, 2011, and 2010.

On August 12, 2013, DG entered into a merger agreement with Extreme Reach and a wholly-owned subsidiary of Extreme Reach whereby the parties agreed to an integrated transaction, the spin-off and merger transaction, summarized as follows:

(i) DG will contribute its online business, and substantially all of the working capital of DG’s television business, to a newly formed wholly-owned subsidiary, The New Online Company;

(ii) Under the terms of the merger agreement as further described in the proxy statement, Extreme Reach may request The New Online Company to purchase $45 million of nominal value of newly-created Series D Preferred Stock of Extreme Reach for $40 million in cash, which will be used to fund a portion of the aggregate merger consideration. In the event that Extreme Reach does not require The New Online Company to make this investment, Extreme Reach will be required to pay The New Online Company $5 million in cash at the closing of the merger;

(iii) DG will distribute the shares of The New Online Company to DG’s shareholders in partial redemption of their shares of DG common stock, and The New Online Company will become a publicly held company; and

(iv) Extreme Reach will acquire DG pursuant to a merger in which a wholly-owned subsidiary of Extreme Reach will merge with and into DG, following which DG will survive the merger as a wholly-owned subsidiary of Extreme Reach.

At the time of the merger, DG’s business will consist of the television business without any debt or working capital. Each issued and outstanding share of DG common stock will be cancelled and converted automatically into the right to receive a pro rata portion of the aggregate merger consideration of $485 million, less DG’s outstanding indebtedness, which will be repaid in full upon the consummation of the merger.

DG’s unaudited pro forma condensed combined financial statements give effect to the spin-off as if the spin-off had occurred on September 30, 2013 for purposes of the combined DG unaudited pro forma condensed combined balance sheet, and on January 1, 2010 for purposes of DG unaudited pro forma condensed combined statements of operations.

DG’s unaudited pro forma condensed combined balance sheet and statements of operations do not purport to represent what the financial position or results of operations actually would have been if the spin-off had occurred as of such dates, or what such results will be for any future periods.

DG’s unaudited pro forma condensed combined financial statements are derived from the historical financial statements of DG.  The pro forma adjustments are based on preliminary estimates and assumptions that DG believes are reasonable under the circumstances.

DG’s unaudited pro forma financial information should be read in conjunction with the historical financial statements and the accompanying notes thereto. DG’s unaudited pro forma condensed combined financial statements do not reflect any cost savings, restructuring charges or other economic efficiencies which may result from the spin-off.

DIGITAL GENERATION, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

SEPTEMBER 30, 2013

(in thousands)

		(Note 1)	(Note 2)
		Remove	Remove
		Assets and Liabilities of	Historical DG
	Historical DG	The New Online Company	Assets and Liabilities
	September 30,	September 30,	Assigned to The New	Proforma
	2013	2013	Online Co.	DG
	(unaudited)	(unaudited)
Assets
CURRENT ASSETS:
Cash and cash equivalents	$60,223	$(17,734)	$(42,489)	—
Accounts receivable	86,919	(41,101)	(45,818)	—
Deferred income taxes	865	(843)	(22)	—
Restricted Cash	1,692	(1,692)		—
Other current assets	14,523	(10,208)	(4,315)	—
Total current assets	164,222	(71,578)	(92,644)	—
Property and equipment, net	64,984	(23,058)		41,926
Goodwill	368,556	(134,086)		234,470
Intangible assets, net	157,287	(87,009)		70,278
Restricted Cash	3,809	(3,415)	(394)	—
Other non-current assets	12,842	(1,741)	(512)	10,589
Total assets	771,700	(320,887)	(93,550)	357,263

Liabilities and Stockholders’ Equity
CURRENT LIABILITIES:
Current portion of long-term debt	34,335	—		34,335
Accounts payable	5,480	(2,177)	(3,303)	—
Accrued liabilities	31,576	(16,309)	(15,267)	—
Deferred revenue	1,828		(1,828)	—
Total current liabilities	73,219	(18,486)	(20,398)	34,335
Long-term debt, net of current portion	352,026	—		352,026
Deferred income taxes	25,309	(12,731)		12,578
Other non-current liabilities	19,712	(6,837)		12,875
Total liabilities	470,266	(38,054)	(20,398)	411,814

STOCKHOLDERS’ EQUITY:
Common stock, $0.001 par value	29			29
Treasury stock, at cost	(35,548)			(35,548)
Additional capital	658,306	(283,192)	(73,152)	301,962
Accumulated other comprehensive loss	(2,810)	359		(2,451)
Accumulated deficit	(318,543)			(318,543)
Total stockholders’ equity	301,434	(282,833)	(73,152)	(54,551)
Total liabilities and stockholders’ equity	$771,700	$(320,887)	$(93,550)	$357,263

Pro Forma Adjustments

(1)         Represents all assets and liabilities of The New Online Company as of September 30, 2013, as shown in its Form 10, filed with the SEC on November 22, 2013.

(2)         Represents cash and all working capital of DG’s historical television business that will be contributed to The New Online Company in accordance with the separation and distribution agreements.

DIGITAL GENERATION, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

SEPTEMBER 30, 2013

(in thousands)

		Pro Forma Adjustments
		(Note 1)	(Note 2)
			Remove costs
		Remove	Incurred for Spin off
	Historical	The New	and Sale of DG	Proforma
	DG	Online Co	To Extreme Reach	DG
Revenues:
Television	$164,859	$—	—	$164,859
Online	113,564	(113,564)	—	—
Total revenues	278,423	(113,564)	—	164,859
Cost of revenues (excluding depreciation and amortization):
Television	61,737			61,737
Online	39,370	(39,370)	—	—
Total cost of revenues	101,107	(39,370)	—	61,737
Operating expenses:
Sales and marketing	51,900	(41,688)	—	10,212
Research and development	14,564	(7,501)	—	7,063
General and administrative	32,710	(13,432)	—	19,278
Acquisition, integration and other	7,364	(3,394)	(2,159)	1,811
Depreciation and amortization	42,361	(17,642)	—	24,719
Goodwill impairment	—	—		—
Total operating expenses	148,899	(83,657)	(2,159)	63,083
Income (loss) from operations	28,417	9,463	2,159	40,039
Other expense:
Interest expense	25,842	—	—	25,842
Interest (income) and other expense, net	441	26	—	467
Income (loss) before income taxes	2,134	9,437	2,159	13,730
Provision (benefit) for income taxes	1,530	(1,542)	864 (3)	852
Net Income (loss)	$604	$10,979	$1,295	$12,878

Basic (loss) per common share
Basic	$0.02			$0.46
Diluted	$0.02			$0.46

Weighted average common shares outstanding
Basic	27,791			27,791
Diluted	28,302			28,302

Pro Forma Adjustments

(1)         the stand-alone results of operations of The New Online Company for the nine-months ended September 30, 2013, as shown in its Form 10, filed with the SEC on November 22, 2013. Since The New Online Company operated at a loss for the period, amounts shown here for Income from Operations and Net Income are presented as positive amounts to add back their losses generated during the period, which were originally included in DG’s consolidated historical results.

(2)         Represents the portion of transaction costs remaining at DG after the appropriate allocation to The New Online Company during the nine months ended September 30, 2013.  Transaction costs include investment banking and financial advisory services, severance costs, legal and accounting fees, and printing and proxy solicitation costs.  In total, we expect that transaction costs will ultimately range from $20 to $25 million of which $3.6M was incurred prior to September 30, 2013.  Of the $3.6 million incurred, approximately $1.5 million was allocated to The New Online Company.

(3)         The income tax impact of these pro forma adjustments is calculated at a combined federal and state statutory rate of 40%.

DIGITAL GENERATION, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

DECEMBER 31, 2012

(in thousands)

		Pro Forma Adjustment
		Note (1)
		Remove
	Historical	The New	Proforma
	DG	Online Co	DG
Revenues:
Television	$245,961		$245,961
Online	140,652	(140,652)	—
Total revenues	386,613	(140,652)	245,961

Cost of revenues (excluding depreciation and amortization):
Television	86,543		86,543
Online	50,735	(50,735)	—
Total cost of revenues	137,278	(50,735)	86,543

Operating expenses:
Sales and marketing	64,246	(51,250)	12,996
Research and development	23,612	(12,629)	10,983
General and administrative	53,248	(21,118)	32,130
Acquisition and integration	8,513	(5,952)	2,561
Depreciation and amortization	57,300	(25,084)	32,216
Goodwill impairment	219,593	(219,593)	—
Total operating expenses	426,512	(335,626)	90,886

Income (loss) from operations	(177,177)	245,709	68,532
Other expense:
Interest expense	31,329	—	31,329
Interest (income) and other expense, net	2,800	(2,855)	(55)
Income (loss) before income taxes	(211,306)	248,564	37,258
Provision for income taxes	27,449	10,359	37,808
Net Loss	$(238,755)	$238,205	$(550)

Basic (loss) per common share
Basic	$(8.69)		$(0.02)
Diluted	$(8.69)		$(0.02)

Weighted average common shares outstanding
Basic	27,477		27,477
Diluted	27,477		27,477

Pro Forma Adjustment

(1)         Represents the stand-alone results of operations of The New Online Company for the year ended December 31, 2012, as shown in its Form 10, filed with the SEC on November 22, 2013. Since The New Online Company operated at a loss for the period, amounts shown here for Income from Operations and Net Income are presented as positive amounts to add back their losses generated during the period, which were originally included in DG’s consolidated historical results.

DIGITAL GENERATION, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

DECEMBER 31, 2011

(in thousands)

		Pro Forma Adjustment
		Note (1)
		Remove
	Historical	The New	Proforma
	DG	Online Co	DG
Revenues:
Television	$246,780	$—	$246,780
Online	77,477	(77,486)	(9)
Total revenues	324,257	(77,486)	246,771

Cost of revenues (excluding depreciation and amortization):
Television	81,720		81,720
Online	24,721	(25,754)	(1,033)
Total cost of revenues	106,441	(25,754)	80,687

Operating expenses:
Sales and marketing	33,679	(23,980)	9,699
Research and development	19,142	(10,901)	8,241
General and administrative	42,831	(13,277)	29,554
Acquisition and integration	15,119	(14,571)	548
Depreciation and amortization	38,736	(10,995)	27,741
Goodwill impairment	—	—	—
Total operating expenses	149,507	(73,724)	75,783

Income (loss) from operations	68,309	21,992	90,301
Other expense:
Interest expense	14,915	—	14,915
Interest (income) and other expense, net	637	(1,072)	(435)

Income (loss) before income taxes	52,757	23,064	75,821
Provision for income taxes	26,220	5,291	31,511

Income (loss) from continuing operations	$26,537	$17,773	$44,310

Basic (loss) per common share
Basic	$0.96		$1.61
Diluted	$0.96		$1.60

Weighted average common shares outstanding
Basic	27,516		27,516
Diluted	27,760		27,760

Pro Forma Adjustments

(1)         Represents the stand-alone results of operations of The New Online Company for the year ended December 31, 2011, as shown in its Form 10, filed with the SEC on November 22, 2013. Since The New Online Company operated at a loss for the period, amounts shown here for Income from Operations and Net Income are presented as positive amounts to add back their losses generated during the period, which were originally included in DG’s consolidated historical results.

DIGITAL GENERATION, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

DECEMBER 31, 2010

(in thousands)

		Pro Forma Adjustments
		Note (1)
		Remove
	Historical	The New	Proforma
	DG	Online Co	DG
Revenues:
Television	$222,894	$—	$222,894
Online	18,434	(18,377)	57

Total revenues	241,328	(18,377)	222,951

Cost of revenues (excluding depreciation and amortization):
Television	65,940		65,940
Online	7,290	(7,474)	(184)

Total cost of revenues	73,230	(7,474)	65,756

Operating expenses:
Sales and marketing	13,534	(4,651)	8,883
Research and development	10,601	(2,998)	7,603
General and administrative	32,620	(3,718)	28,902
Acquisition and integration	269	—	269
Depreciation and amortization	29,236	(2,375)	26,861
Goodwill impairment	—	—	—

Total operating expenses	86,260	(13,742)	72,518

Income (loss) from operations	81,838	2,839	84,677
Other expense:
Interest expense	7,350	—	7,350
Interest (income) and other expense, net	(221)	(31)	(252)

Income (loss) before income taxes	74,709	2,870	77,579
Provision for income taxes	29,407	(76)	29,331

Income (loss) from continuing operations	$45,302	$2,946	$48,248

Basic (loss) per common share
Basic	$1.66		$1.77
Diluted	$1.64		$1.75

Weighted average common shares outstanding
Basic	27,226		27,226
Diluted	27,570		27,570

Pro Forma Adjustment

(1)         Represents the stand-alone results of operations of The New Online Company for the year ended December 31, 2010, as shown in its Form 10, filed with the SEC on November 22, 2013. Since The New Online Company operated at a loss for the period, amounts shown here for Income from Operations and Net Income are presented as positive amounts to add back their losses generated during the period, which were originally included in DG’s consolidated historical results.